UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2006 (December 20, 2006)
REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	133444607

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1: LEASE
EX-99.2: CERTIFICATE OF AMENDMENT OF COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
EX-99.3: PRESS RELEASE
EX-99.4: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     On December 21, 2006, Regeneron Pharmaceuticals, Inc. (the “Company”) entered into a new operating lease agreement with BioMed Realty Trust, Inc. for a new corporate headquarters and research and development complex to be constructed adjacent to the Company’s current facility in the Town of Greenburgh in Westchester County, New York. The new facilities will consolidate Regeneron’s Tarrytown-based employees, currently located in six buildings, into a three-building, interconnected campus. The new facilities will include approximately 194,000 square feet of laboratory and office space in two buildings to be constructed by BioMed Realty Trust over the next two years. The Company also will retain approximately 27,000 square feet at an existing building that it occupies for its VelociGene® research facility. The initial term of the lease is fifteen years and the Company may exercise options to extend the lease for three additional five-year periods. The lease provides for monthly payments over the term of the lease related to the retained facilities, the costs of construction and tenant improvements for the new facilities, and additional charges for utilities, taxes, operating expenses, and other fees and charges.
     The foregoing description of the lease agreement is qualified in its entirety by the full text of the agreement which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
     On December 20, 2006, the Company amended its Restated Certificate of Incorporation to eliminate all matters set forth therein with respect to the shares of preferred stock designated as “Series A Junior Participating Preferred Stock.” A copy of the Certificate of Amendment of the Company’s Restated Certificate of Incorporation is filed as Exhibit 99.2 to this Current Report on Form 8-K.
Item 8.01 Other Events.
     On December 21, 2006, the Company issued a press release announcing the new operating lease agreement with BioMed Realty Trust. A copy of this press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.
     On December 20, 2006, the Company issued a press release announcing that it had reported data from a preclinical study demonstrating that blocking a cell signaling molecule, known as Delta-like ligand 4 (Dll4) inhibited the growth of experimental tumors by interfering with their ability to produce a functional blood supply. These findings were published in the December 21st issue of the journal Nature. A copy of this press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Lease, dated as of December 21, 2006, by and between BMR-Landmark at Eastview LLC and Regeneron Pharmaceuticals, Inc.

99.2	Certificate of Amendment of the Company’s Restated Certificate of Incorporation dated December 20, 2006

99.3	Press Release dated December 21, 2006

99.4	Press Release dated December 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006	REGENERON PHARMACEUTICALS, INC.
	By:	/s/ Stuart Kolinski
		Name:	Stuart Kolinski
		Title:	Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Lease, dated as of December 21, 2006, by and between BMR-Landmark at Eastview LLC and Regeneron Pharmaceuticals, Inc.

99.2	Certificate of Amendment of the Company’s Restated Certificate of Incorporation dated December 20, 2006

99.3	Press Release dated December 21, 2006

99.4	Press Release dated December 20, 2006